                                                                    Exhibit 10.2

                                                                  Execution Copy

                       AMENDMENT NO. 1 TO COMMERCIAL LEASE

         THIS AMENDMENT NO. 1 TO COMMERCIAL LEASE (this "Amendment") is made this 21st day of October, 2002, by and between TECH III PARTNERS, LLC, a Pennsylvania limited liability company, having an office at 1512 Colesville Road, Bethlehem, Pennsylvania 18015 ("Landlord"), and ORASURE TECHNOLOGIES, INC., a Delaware corporation, having its principal offices at 150 Webster Street, Bethlehem, Pennsylvania 18015 ("Tenant"), with reference to the following background. Capitalized terms used herein have the meanings assigned to them in the Lease (defined below).

         WHEREAS, by Commercial Lease dated March 1, 2002 ("Lease"), Landlord demised and leased unto Tenant, and Tenant leased and took from Landlord, for the term, at the rent and upon the terms and conditions therein set forth, certain Leased Premises known as the Bethlehem Technology Center III located in Bethlehem, Pennsylvania, which Leased Premises are more particularly described on Exhibit A annexed to the Lease; and

         WHEREAS, Section 1(d) of the Lease provides that when the Final Construction Budget set forth in Exhibit B to the Lease has been agreed to by the parties, Landlord and Tenant shall execute and deliver an Amendment setting forth the Revised Exhibit B containing such Final Construction Budget; and

         WHEREAS, Section 2 of the Lease provides that when the Commencement Date and Expiration Date under the Lease have been determined, Landlord and Tenant shall execute and deliver an Amendment setting forth such dates; and

         WHEREAS, the parties desire to enter into this Amendment in order to set forth the Final Construction Budget, to amend the Tenant Finish Work Allowance Amount, to amend the Base Rent for the initial ten (10) year term of the Lease and the five (5) year renewal term, to set forth the Commencement Date and the Expiration Date, and to make certain other changes to the Lease.

         NOW THEREFORE, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

         1. Final Construction Budget. Exhibit B to the Lease is hereby amended and restated as set forth in the Revised Exhibit B attached to this Amendment. The Landlord Equity Contribution, the Landlord Borrowing Amount and the Tenant Finish Work Allowance Amount shall be as set forth in such Revised Exhibit B. The reference to "$4 million" in the last sentence of Section 1(b) is hereby changed to "$6.5 million".

         2. Term. The Commencement Date of the Lease is October 21, 2002, and the Expiration Date shall be October 20, 2012, unless the term of the Lease is extended or earlier terminated as provided in the Lease.

                                                                  Execution Copy

         3.    Rent.


               (a) The table in Section 3(a) of the Lease setting forth the Base Rent for the initial term of the Lease is hereby amended and restated in its entirety as follows:

Lease Month    Rentable Sq. Feet    Annualized Base Rent    Monthly Base Rent   Base Rent Rate/SF
-----------    -----------------    --------------------    -----------------   -----------------
    1-60              48,000          $780,000.00             $65,000.00           $16.25 sq. ft.
    61-72             48,000          $795,840.00             $66,320.00           $16.58 sq. ft.
    73-84             48,000          $811,200.00             $67,600.00           $16.90 sq. ft.
    85-96             48,000          $827,040.00             $68,920.00           $17.23 sq. ft.
    97-108            48,000          $842,400.00             $70,200.00           $17.55 sq. ft.
    109-120           48,000          $858,240.00             $71,520.00           $17.88 sq. ft.

               (b) Section 3(b) of the Lease is hereby amended and restated in its entirety as follows:

                     "(b) In the event that the Commencement Date occurs on a day other than the first day of a calendar month, Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month, computed at the monthly Base Rent rate for the first sixty (60) months of the initial term of the Lease, as set forth in
                     Section 3(a)."

         4. Tenant Finish Work Allowance Amount. Section 27(c) of the Lease is hereby amended and restated in its entirety as follows:

                     "(c) The term "Tenant Finish Work Allowance Amount" shall mean the amount specified as such in the Revised Exhibit B adopted pursuant to Section 1(d) of this Lease."

         5. Renewal Rent. Exhibit H to the Lease is hereby amended and restated in its entirety as set forth in the Revised Exhibit H attached to this Amendment.

         6. Purchase Option. Sections 33(b) and 33(c) of the Lease are hereby amended and restated in their entirety as follows:

                     "(b) The purchase price shall be paid at the closing by certified check, cashier's check or title insurance company check. The purchase price for the Leased Premises shall be calculated as follows: (i) as of the Closing Date, the Option Amount (as defined below); less (ii) the amount of the security deposit then held by Landlord pursuant to
                     Section 47 of the Lease.

                                                                  Execution Copy

                     (c) For purposes hereof, the term "Option Amount" shall be determined pursuant to the following formula:

                     OA = $6.5 million - ((DR1x NOD1) + (DR2 x NOD2))

                     "OA" means the Option Amount payable in connection with the exercise of the Option.

                     "DR1" shall mean $410.96 per day (representing $150,000 per year divided by 365 days).

                     "DR2" shall mean $273.97 per day (representing $100,000 per year divided by 365 days).

                     "NOD1" means the number of calendar days occurring during Lease Years 1 through 5, from and including the Effective Date to but not including the Closing Date or, if the Closing Date does not occur during any such Lease Year, to but including the last day of the fifth (5th) Lease Year.

                     "NOD2" means the number of calendar days occurring during Lease Years 6 through 10, from including the first day of the sixth (6th) Lease Year to but not including the Closing Date."

                     The last sentence of Section 33(d) is hereby deleted.

         7. Security Deposit. The reference in Section 47 of the Lease to "Forty Thousand Dollars ($40,000)" is hereby changed to "Sixty-Five Thousand Dollars ($65,000)."

         8. Amendment. Except as amended hereby, the Lease shall remain in full force and effect. All references to the Lease shall mean the Lease as amended by this Amendment.

         9. Governing Law. This Amendment shall be construed, governed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

         10. Counterparts. This Amendment may be executed in more than one counterpart and by the parties on separate counterparts, each of which shall be an original and all of which shall together constitute a single instrument.

                                                                  Execution Copy

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives as of the day and year first above written.

WITNESS:                                 TECH III PARTNERS, LLC


By: /s/ R. Sam Niedbala                  By: /s/ Mike Gausling
    ------------------------------           -----------------------------------
    Name:  R. Sam Niedbala                   Name:  Mike Gausling
                                             Title: Managing Member

ATTEST:                                  ORASURE TECHNOLOGIES, INC.


By: /s/ Jack E. Jerrett                  By: /s/ Ronald H. Spair
    ------------------------------           -----------------------------------
    Name:  Jack E. Jerrett                   Name:  Ronald H. Spair
    Title: (Assistant) Secretary             Title: Executive Vice President
                                                    and Chief Financial Officer

(Corporate Seal)

                                                                  Execution Copy

                                REVISED EXHIBIT B

      (As Revised Pursuant to Section 1(d) of the Lease and Amendment No. 1
               to Commercial Lease, dated as of October 21, 2002))


                                Document Follows

                                                                  Execution Copy

                                    EXHIBIT B

                                 PROJECT BUDGET

         Basic Construction                                   $3,015,000
         Land Purchase                                           436,000
         Interest Payments                                        50,000
         Banking - Commitment Fees                                16,000
         Insurance Expense                                         8,000
         Miscellaneous                                            25,000
                                                              ----------
                                              Subtotal        $3,550,000
         Tenant Finish Work Allowance                          2,950,000
                                                              ----------
                                                              $6,500,000
                                                              ==========

         Landlord Equity Contribution                         $3,300,000
         Landlord Borrowing Amount                            $3,200,000
                                                              ----------
                                              Total           $6,500,000
                                                              ==========

                                                                  Execution Copy

                                REVISED EXHIBIT H

          (As Revised pursuant to Amendment No. 1 to Commercial Lease, dated as of October 21, 2002)



                                Document Follows

                                                                  Execution Copy

                                REVISED EXHIBIT H

                                RENEWAL TERM RENT

 LEASE             RENTABLE         ANNUALIZED      MONTHLY         BASE RENT
 MONTH             SQ. FEET         BASE RENT      BASE RENT         RATE/SF
-------            ---------       -----------     ---------       -----------

121-180             48,000         $975,360.00     $81,250.00        $20.32